EX-99.906CERT

           CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                    AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Earle A. Malm II, President of HighMark Funds (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:      9/27/09                     /s/ EARLE A. MALM II
     ----------------------------     ------------------------------------------
                                       Earle A. Malm II, President
                                       (principal executive officer)


I, Colleen Cummings, Chief Financial Officer of HighMark Funds (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:      9/27/09                     /s/ COLLEEN CUMMINGS
     ----------------------------     ------------------------------------------
                                       Colleen Cummings, Chief Financial Officer
                                       (principal financial officer)